SCHEDULE 4.12
Subsidiaries

Subsidiary Name	State of Organization	Foreign Qualifications	No. of Shares of Capital Stock Outstanding
No. and Percent of Shares of Capital Stock Owned by Borrower or Subsidiary Name of owner included if other than Borrower. All Subsidiaries are wholly-owned (directly or indirectly) by the Borrower, except those Subsidiaries indicated as not being wholly-owned by another Subsidiary of the Borrower.
					Guarantor or Unrestricted Subsidiary	Financial Services Subsidiary?
Northeast Office Venture, Limited Liability Company	Delaware	Ohio	100%	100%	Guarantor	No
M/I Financial Corp.	Ohio	Florida, Illinois, Indiana, Kentucky, Maryland, North Carolina, South Carolina, Texas, Virginia	10 shares	10 shares 100%	Unrestricted Subsidiary	Yes
M/I Homes Service, LLC	Ohio	Florida, Illinois, North Carolina, Texas, Virginia	100%	100%	Guarantor	No
M/I Properties LLC	Ohio		100%	100%	Guarantor	No
TransOhio Residential Title Agency Ltd.	Ohio	Florida, Illinois, Indiana, Kentucky, North Carolina, South Carolina	100%	100%	Unrestricted Subsidiary	Yes
M/I Homes of Central Ohio, LLC	Ohio	Illinois, Texas	100%	100%	Guarantor	No
M/I Homes of Cincinnati, LLC	Ohio	Kentucky	100%	100%	Guarantor	No
M/I Homes of Austin, LLC	Ohio	Texas	100%	100%	Guarantor	No
M/I Homes of DC, LLC	Delaware	Maryland, North Carolina, Virginia	100%	100%	Guarantor	No
M/I Homes of Chicago, LLC	Delaware	Illinois	100%	100%	Guarantor	No
M/I Homes of Houston, LLC	Delaware	Texas	100%	100%	Guarantor	No
M/I Homes of San Antonio, LLC	Delaware	Texas	100%	100%	Guarantor	No
M/I Homes of Florida, LLC	Florida	-	100%	100%	Guarantor	No
M/I Homes of Raleigh, LLC	Delaware	North Carolina	100%	100%	Guarantor	No
M/I Homes of Charlotte, LLC	Delaware	North Carolina, South Carolina	100%	100%	Guarantor	No
M/I Homes First Indiana LLC	Indiana	-	100%	100%	Guarantor	No
M/I Homes Second Indiana LLC	Indiana	-	100%	100%	Guarantor	No
M/I Homes of Indiana, L.P.	Indiana	Ohio	100%	M/I Homes First Indiana, LLC-1% (general partner) M/I Homes Second Indiana, LLC-99% (limited partner)	Guarantor	No
Washington/Metro Residential Title Agency LLC	Virginia	Maryland	100%	M/I Financial Corp.-70%	Unrestricted Subsidiary	Yes
Prince Georges Utilities, LLC	Maryland	-	100%	M/I Homes of DC, LLC-100%	Guarantor	No
Wilson Farm, L.L.C.	Maryland	-	100%	M/I Homes of DC, LLC-100%	Guarantor	No
The Fields at Perry Hall, L.L.C.	Maryland	-	100%	M/I Homes of DC, LLC-100%	Guarantor	No
M/I Homes of Tampa, LLC	Florida	-	100%	M/I Homes of Florida, LLC-100%	Guarantor	No
M/I Homes of West Palm Beach, LLC	Florida	-	100%	M/I Homes of Florida, LLC-100%	Guarantor	No
M/I Homes of Orlando, LLC	Florida	-	100%	M/I Homes of Florida, LLC-100%	Guarantor	No
MHO Holdings, LLC	Florida	-	100%	M/I Homes of Florida, LLC-100%	Guarantor	No
MHO, LLC	Florida	-	100%	MHO Holdings, LLC-100%	Guarantor	No
K-Tampa, LLC	Florida	-	100%	M/I Homes of Tampa, LLC-50%	Unrestricted Subsidiary	No
M/I Title Agency, Ltd.	Ohio	Florida	100%	M/I Financial Corp.-100%	Unrestricted Subsidiary	Yes
The M/I Homes Foundation	Ohio (nonprofit corporation)	-	100%	100%	Unrestricted Subsidiary	No

JOINT VENTURES

Joint Venture Name	State of Organization	Foreign Qualifications	No. and Percent of Shares of Capital Stock Owned by Borrower or Subsidiary Name of owner included.
Diley Road Associates, LLC	Ohio	-	M/I Homes of Central Ohio, LLC-50%
Woods at Jefferson, Ltd.	Ohio	-	M/I Homes of Central Ohio, LLC-56.6%
BG Commercial Property, LLC	Ohio	-	M/I Homes of Central Ohio, LLC-50%
Hidden Creek South, LLC	Ohio	-	M/I Homes of Central Ohio, LLC-50%
Riviera Ventures, LLC	Ohio	-	M/I Homes of Central Ohio, LLC-60.8%
Felder M/I Caballo Ranch, LLC	Delaware	Texas	M/I Homes of Austin, LLC-50%
WPE Ventures, LLC	Delaware	Texas	M/I Homes of San Antonio, LLC-25%
Palm Cove Developers, LLC	Florida	-	M/I Homes of Tampa, LLC-50%
Long Lake Ranch, LLC	Florida	-	M/I Homes of Tampa, LLC-50%